                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): NOVEMBER 12, 2003

                            IMCLONE SYSTEMS INCORPORATED
                 (Exact name of Registrant as Specified in Charter)

           DELAWARE                       0-19612                 04-2834797
  (State of incorporation or     (Commission File Number)      (I.R.S. Employer
        organization)                                        Identification No.)

                          180 VARICK STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10014
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 645-1405
              (Registrant's telephone number, including area code)

                                       N/A
           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 12, 2003, ImClone Systems Incorporated ("the Company") issued a press release announcing its financial results for the third quarter 2003. A copy of the press release is attached hereto as Exhibit 99.1.

      In connection with the foregoing, the Company hereby furnishes the following exhibits pursuant to Item 12 of Form 8-K:

            EXHIBIT NO.       EXHIBIT TITLE
            -----------       -------------
                99.1          Third Quarter 2003 earnings press release of
                              ImClone Systems Incorporated dated November 12,
                              2003.

      The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 12, "Results of Operations and Financial Condition," of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMCLONE SYSTEMS INCORPORATED

                                    By:   /s/ Michael Howerton
                                          --------------------
                                          Name:  Michael Howerton
                                          Title: Acting Chief Financial Officer

      Date:  November 12, 2003


                                       3
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                                  EXHIBIT INDEX

            EXHIBIT NO.     EXHIBIT TITLE
            -----------     -------------
            99.1            Third Quarter 2003 earnings press release of ImClone
                            Systems Incorporated dated November 12, 2003.